KBW Southeast Bank Conference December 6, 2013 Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal
Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement
2

Company Overview

Correspondent Banking Market
•
Headquartered in Davenport, FL
$2.3 billion in assets
$1.5 billion in loans
$2.0 billion in deposits
•
Company formed:  June 2000
1 Subsidiary Bank
Corporate Overview

Data as of 9/30/13

Ocala National Bank
Olde Cypress Community Bank
Independent National Bank of Ocala
Community National Bank of Bartow
Central Florida State Bank
First Guaranty Bank & Trust Co.
Federal Trust Acquisition from
The Hartford Insurance Company
TD Bank divesture in Putnam
Gulfstream Business Bank in Stuart
Opportunistic through the Crisis
Non – FDIC Acquisitions FDIC Acquisitions
New Fee-Based Business Lines Strategic Expansion & Management Lift-Outs
Correspondent Banking Division
Prepaid Card Division
Wealth Management Division
Trust Department
Vero Beach
Okeechobee
Jacksonville

Logical Extension of Existing Treasure Coast Presence
Offices: 59
Assets: $2.9 billion
Deposits: $2.5 billion
Loans: $1.8 billion
(1) Financial data as of 6-30-13
6
Update on Transaction
Transaction announced on July 30, 2013
Merger received approval from both
Boards, FRB, and OCC
Anticipate closing and conversion in first
quarter 2014
CSFL (55 branches)
Gulfstream (4 branches)
Pro Forma
Highlights(1)

Gulfstream Bank Highlights
Founded – 1999
Total Assets – $572 million
Gross Loans – $368 million
Total Deposits – $486 million
Earnings
Predictable core earnings
12 year average efficiency ratio of 52%
ROAA of 0.73% in 2012
Branches – 4
Headquarters in Stuart, FL
Branches in Port St. Lucie, Jupiter & Delray Beach
Employees – 81
Stable leadership that has worked together locally beginning at Barnett Banks
Top 5 market leaders have 20 to 36 years each of in-market banking experience
Top 5 market leaders have signed non-compete agreements
Niche Business Banking Focus
Professional Practices
Operating Companies
Home Owners Associations
Affluent Investors
Data as of June 30, 2013
Source: Management and SNL

Financial Impact (1)(2)(3)
COST SAVINGS OF 22%, $2.6 MILLION
75% realized in 2014
100% realized in 2015
ONE-TIME MERGER RELATED EXPENSES
$5.3 million (After-tax)
NO REVENUE SYNERGIES MODELED
CDI -
1.00%, amortized over 10 years 150% DDB
GROSS CREDIT MARK 5%, $18.6 MILLION
STRONG DOUBLE-DIGIT EPS ACCRETION
2014 Core EPS accretion % - High teens
2015 and thereafter EPS accretion % - Low teens
TBV DILUTION % -
mid-single digits at close
TBV EARNBACK -
3.5 to 4 years
IRR
>20%
Modeling Assumptions
Pro Forma Capital Ratios at Close
TCE ratio - 8.7%
Leverage ratio - 9.5%
Total risk-based ratio - 16.4%
Valuation Multiples
Price to 2013 Estimated Earnings - 16x
Price to TBV Per Share - 143%
8
(1) Based on CSFL 20 day closing VWAP of $9.38 ended July 26, 2013
(2) Based on 1.722 million Gulfstream common shares outstanding
(3) Includes economic value of option roll of $3.0 million
SBLF REDEEMED AT PAR AT CLOSING

18
CSFL Advantages
CSFL is one of only five
major exchange traded
banks headquartered in FL
with assets between $1
billion and $10 billion
Proven experience through
8 successful acquisitions in
the past 3 years
Disproportionate number of
sellers versus very few
buyers
The number of small,
distressed Florida
institutions remains high
CSFL – Best Positioned Florida Consolidator
Source:  SNL Financial
Data as of MRQ available
9
< $250 mm
96 Banks
$250 -
38 Banks
$500 mm -
21 Banks
> $1.0 bn & Private
15 Banks
> $1.0 bn & Public
5 Banks
$500 mm
$1.0 bn

3 rd Quarter Financial Summary

Source: Florida Realtors Monthly Market Detail (September 2013) – Single Family Homes
Florida Real Estate – Single Family Homes
11
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
$190K
$180K
$170K
$160K
$150K
$140K
$130K
$120K
$110K
230,000
210,000
190,000
170,000
150,000
130,000
110,000
900,000
70,000
2009 2010 2011 2012 2013
2009 2010 2011 2012 2013

Non-Covered Loan Growth
Loan Production by Quarter
•
Current Qtr annualized growth 12.5%
•
YTD annualized growth 8.9%
•
Avg yld funded loans 4.35%
•
41% CRE
•
27% Resi
•
24% C&I
•
8% all other
•
Loan pipeline:
Current:         $124M
End of 2Q13:  $150M
End of 1Q13:  $175M
End of 4Q12:  $110M
Current Quarter Loan Production
$52
$55
$44
$84
$82
$62
$77
$56
$106
$114
$20
$50
$80
$110
3Q12 4Q12 1Q13 2Q13 3Q13
Funded Loans Total Loan Production

3
rd
Quarter Summary of Financial Results
3Q 2013 2Q 2013
EPS $0.10 $0.09
•
Lower loan loss provision
($1,273) vs. $1,374
•
Higher IA amortization
•
Lower bond sales
•
Loan growth
•
Resilient NIM
•
4.96% vs. 4.59%
(4.82%) vs. (4.38%)
•
Covered loan performance
•
Potential future ALLL release
•
Valuable core deposit franchise
•
Credit metrics continue to improve
Current Qtr take-aways

Earnings

Net Income
1. Pre-tax pre-provision  income  (“PTPP”) is a non-GAAP measure that is defined as income (loss) before income tax excluding provision for loan losses, gain on sale of available for sale securities, income from FDIC loan pool impairment, OREO indemnification income from FDIC, other credit related costs including losses on repossessed real estate and other assets, other foreclosure related expenses., and non-recurring items.
Profitability Metrics – 6 Years

Pre-Tax Pre-Provision Income
1

16
Profitability Metrics – 5 Quarters
1. Pre-tax pre-provision  income  (“PTPP”) is a non-GAAP measure that is defined as income (loss) before income tax excluding provision for loan losses, gain on sale of available for sale securities, income from FDIC loan pool impairment, OREO indemnification income from FDIC, other credit related costs including losses on repossessed real estate and other assets, other foreclosure related expenses., and non-recurring items.
Pre-Tax Pre-Provision Income
1
& Net Income

17 Net Interest Margin FTE * Excluding accelerated accretion related to ASC 310-10 loans and other adjustments 17

10
Efficiency Ratio
Operating Efficiencies
18
76%
77%
76%
76%
78% 78%
78%
77%
74%
73%
74%
73%
65%
70%
75%
80%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13
Efficiency Ratio* Efficiency ratio, excluding Correspondent Banking**
* Efficiency Ratio is defined as follows:  [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]
**Efficiency Ratio, excluding Correspondent Banking is defined as follows:  [non-interest expense – Correspondent Banking non-
interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] /
[net interest income (fully tax equivalent) – Correspondent Banking net interest income + non-interest income – Correspondent
Banking non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]

Loan Portfolio

Total Loans by Type Total Loans Detail
Loan Type
No. of
Loans Balance
Avg Loan
Balance
Residential Real
Estate
4,314
$ 449 MM
$104,100
CRE-Owner
Occupied
759
$ 283 MM
$372,900
CRE-Non Owner
Occupied
515
$ 246 MM
$477,700
Construction,
A&D, & Land
432
$ 60 MM
$138,900
Commercial &
Industrial
1,291
$ 127 MM
$98,400
Consumer & All
Other
2,920
$ 51 MM
$17,500
Total
10,231
$ 1,216 MM
$118,900
Total Loan Portfolio
as of September 30, 2013
Excluding FDIC covered assets
20
Residential
Real Estate
37%
Comm RE -
Owner
Occupied
23%
Comm RE -
Non Owner
Occupied
20%
Construction,
A&D, & Land
5%
Commercial &
Industrial
11%
Consumer /
Other
4%

Non-Covered Loans
Non-Covered Loans - Average Yields, FTE Non-Covered Loans – Average Balances
New Loan Production
New Loan Production – Average Yields
^   Adjusted for accelerated accretion related to noncovered ASC 310-10 loans
21
$1,130
$1,138
$1,136
$1,156
$1,195
$1,075
$1,100
$1,125
$1,150
$1,175
$1,200
$1,225
3Q12 4Q12 1Q13 2Q13 3Q13
$52
$55
$44
$84
$82
$62
$77
$56
$106
$114
$20
$50
$80
$110
3Q12 4Q12 1Q13 2Q13 3Q13
Funded Loans Total Loan Production
4.40%
4.31%
4.27%
4.13%
4.35%
4.00%
4.10%
4.20%
4.30%
4.40%
4.50%
3Q12 4Q12 1Q13 2Q13 3Q13
5.08%
5.02%
4.92%
4.86%
4.73%
4.50%
4.75%
5.00%
5.25%
3Q12^ 4Q12^ 1Q13 2Q13 3Q13

Covered Loans – Average Yields* Covered Loans – Average Balances*
Covered Loans

*   Adjusted for measurement period adjustment.
** Excluding accelerated accretion related to ASC 310-10 loans
7.03%
7.71%7.71%
11.06%
12.03%
14.15%
6.56%
8.42%
10.45%
13.04%
4.00%
8.00%
12.00%
16.00%
3Q12** 4Q12 1Q13** 2Q13** 3Q13**
Average Yield, as reported Average Yield, as adjusted
$328
$310
$284
$265
$249
$464
$442
$394
$364
$338
$-
$100
$200
$300
$400
$500
3Q12 4Q12 1Q13 2Q13 3Q13
Carrying Balance Unpaid Principal Balance

23

FDIC Indemnification Asset
as of September 30, 2013
Written off over the lesser of the remaining expected life of the related loan pool(s) or the remaining term of the related loss share agreement(s).
Amortization of Indemnification Asset
$31M
FDIC
Reimbursement
Write-Off
$39M
Collect from Borrower
(or sale of OREO)
Expected reimbursements from FDIC for 80% of expected losses
Previously expected reimbursements for previously expected losses no longer expected
Total indemnification assets
$51M
$31M
$82M
($31M)
$13.2
$11.6
$5.7
$3.8
$1.9
$1.6
$1.4
$0.9
$0.2
$0.0
$-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Indemnification Asset (“IA”) amortization and its relationship with FDIC covered loan interest income accretion
24
Interest Income and Amortization Expense
Yields on Covered Loans and Indemnification Asset
8 Quarter Average =
4.91%

Credit Trends Improving

NPAs / Loans & OREO (%)
NPA Inflows Slowing Down
Source: SNL Financial
Nonperforming assets include  loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets
Southeastern peers include ABCB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include all banks headquartered in Florida with total assets between $500 million and $5 billion.
$0
$5
$10
$15
$20
$25
2.58
3.36
6.15
0.00
5.00
10.00
15.00
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13
CSFL Southeastern Peers Florida Peers

26

ALLL – Non-Covered Loans
ALLL as a % of NPLs= 91%
2.12%
2.11%
1.97%
1.86%
1.57%
1.45%
1.65%
1.85%
2.05%
2.25%
3Q12 4Q12 1Q13 2Q13 3Q13
2.12%
2.11%
1.99%
1.85%
1.58%
1.50%
1.75%
2.00%
2.25%
3Q12 4Q12 1Q13 2Q13 3Q13
Total ALLL – Non-Covered Loans
FAS 5 Component
Loan Balance ALLL
Loans (Fas 5)
$1,175,801 $18,481 1.57%
Impaired Loans (Fas 114) 39,880 784 1.97%
Total Non-Covered Loans
$1,215,681 $19,265 1.58%

Deposit Portfolio

Total  Deposits by Type Total Deposits Detail
23
Total Deposit Portfolio
Deposit Type
No. of
Deposits Balance
Avg Deposit
Balance
Demand
Deposits
37,498
$ 562 MM
$15,000
Now Accounts
50,050
$ 453 MM
$9,000
Savings
Deposits
17,714
$ 240 MM
$13,600
Money Market
3,127
$ 307 MM
$98,100
Certificates of
Deposits
11,530
$ 400 MM
$34,700
Total
119,919
$ 1,962 MM
$16,400
28
Demand
Deposits
28%
NOW
Accounts
23%
Savings
Accounts
12%
Money
Market
16%
Certificates
of Deposits
21%
as of September 30, 2013

Value of core deposits not fully
realized in this low rate environment.
Approximately 119,919 total accounts
- $16,361 average balance per account
Core deposits defined as non-time deposits.
Building Franchise Value with Core Deposits
29
28%
23%
21%
12%
16%
400
307
240
453
562
0
500
1,000
1,500
2,000
2,500
2008 2009 2010 2011 2012 9/30/13
Time Deposits MMDA Savings NOW DDA
11
12
15 15
14
12
44
55
79
97
107
108
0
40
80
120
2008 2009 2010 2011 2012 9/30/13
Time Deposits Core Deposits
0.34%
0.31%
0.28%
0.27%
0.25%
0.20%
0.25%
0.30%
0.35%
3Q12 4Q12 1Q13 2Q13 3Q13
Total Deposits
Number of Deposit Accounts (000’s)
Cost of Deposits

Total Risk-Based, Tier 1 Leverage & Tangible Common Equity Ratios
Two successful capital raises in 2009 and 2010 totaling $114 million
First publicly traded bank in Florida to successfully complete a capital raise during financial crisis in 2009
Over 50 “Blue Chip” active institutional investors – Average daily volume (3m) approximates 48,000 shares
Institutions committed to capitalize additional FDIC accretive transactions
Capital